      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 1997.

                                                      REGISTRATION NO. 333-23465
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                AMENDMENT NO. 2
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                3COM CORPORATION
             (Exact name of Registrant as specified in its charter)

        CALIFORNIA(1)                        3577                  94-2605794
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                    Classification Number)       Identification
incorporation or organization)                                        No.)

                              5400 BAYFRONT PLAZA
                       SANTA CLARA, CALIFORNIA 95052-8145
                                 (408) 764-5000
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                            ------------------------

                                ERIC A. BENHAMOU
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                3COM CORPORATION
                              5400 BAYFRONT PLAZA
                       SANTA CLARA, CALIFORNIA 95052-8145
                                 (408) 764-5000
      (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

           J. HOWARD CLOWES                         RICHARD S. MILLARD
          DENNIS C. SULLIVAN                         JAMES T. LIDBURY
            ROD J. HOWARD                          Mayer, Brown & Platt
     Gray Cary Ware & Freidenrich                190 South LaSalle Street
      A Professional Corporation                 Chicago, Illinois 60603
         400 Hamilton Avenue                          (312) 782-0600
     Palo Alto, California 94301
            (415) 328-6561

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
               UPON CONSUMMATION OF THE MERGER DESCRIBED HEREIN.
                            ------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Amendment No. 2 to Form S-4 relating to Registration No. 333-23465 (the "Registration Statement") is being filed solely to file certain exhibits to the Registration Statement.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a)  Exhibits

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  --------------------------------------------------------------------------------------------------------
     2.1   Amended and Restated Agreement and Plan of Merger, dated as of February 26, 1997 and as amended as of
            March 14, 1997, by and among 3Com Corporation, T.R. Acquisition Corporation and U.S. Robotics
            Corporation ("USR") (included as Annex A to the Prospectus)*
     2.2   Form of Agreement and Plan of Merger and Reincorporation, dated as of March   , 1997, by and between
            3Com Corporation, and 3Com (Delaware) Corporation (included as Annex H to the Prospectus)*
     3.1   Certificate of Incorporation of 3Com (Delaware) Corporation, a Delaware corporation (included as Annex H to the Prospectus)*
     3.2   Bylaws of 3Com (Delaware) Corporation, a Delaware corporation (included as Annex H to the Prospectus)*
     5.1   Form of Opinion of Gray Cary Ware & Freidenrich, A Professional Corporation*
     8.1   Form of Opinion of Gary Cary Ware & Freidenrich, A Professional Corporation, as to tax matters*
     8.2   Form of Opinion of Mayer Brown & Platt, as to tax matters*
    10.1   3Com Stock Option Agreement, dated as of February 26, 1997, by and between USR and 3Com Corporation
            (included as Annex B to the Prospectus)*
    10.2   USR Stock Option Agreement, dated as of February 26, 1997, by and between USR and 3Com Corporation
            (included as Annex C to the Prospectus)*
    10.3   Form of 3Com Shareholder Voting Agreement*
    10.4   Form of USR Stockholder Voting Agreement*
    10.5   Form of USR Stockholder Agreement*
    10.6   Form of Noncompete Agreement*
    23.1   Consent of Deloitte & Touche LLP*
    23.2   Consent of KPMG Peat Marwick LLP*
    23.3   Consent of Price Waterhouse LLP*
    23.4   Consent of Grant Thornton LLP*
    23.5   Consent of Gray Cary Ware & Freidenrich, A Professional Corporation (included in Exhibit 5.1)*
    23.6   Consent of Goldman, Sachs & Co.
    23.7   Consent of Morgan Stanley & Co. Incorporated
    24.1   Power of Attorney (See page II-3)*
    99.1   Opinion of Goldman, Sachs & Co.
    99.2   Opinion of Morgan Stanley & Co. Incorporated
    99.3   Form of Proxy of Registrant*
    99.4   Form of Proxy of USR*

------------------------

*   Previously filed

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, 3Com Corporation has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Santa Clara, State of California, on the 2nd day of May, 1997.

                                3COM CORPORATION

                                By:             /s/ ERIC A. BENHAMOU
                                     -----------------------------------------
                                                  Eric A. Benhamou
                                              CHAIRMAN, PRESIDENT AND
                                              CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities indicated on the 2nd day of May, 1997.

              SIGNATURE                                  TITLE
--------------------------------------  ----------------------------------------

         /s/ ERIC A. BENHAMOU           Chairman of the Board, President, and
--------------------------------------    Chief Executive Officer
           Eric A. Benhamou               (Principal Executive Officer)

     /s/ CHRISTOPHER B. PAISLEY*        Senior Vice President, Finance and Chief
--------------------------------------    Financial Officer (Principal Financial
        Christopher B. Paisley            and Accounting Officer)

       /s/ JAMES L. BARKSDALE*
--------------------------------------  Director
          James L. Barksdale

       /s/ GORDON A. CAMPBELL*
--------------------------------------  Director
          Gordon A. Campbell

         /s/ DAVID W. DORMAN*
--------------------------------------  Director
           David W. Dorman

        /s/ JEAN-LOUIS GASSEE*
--------------------------------------  Director
          Jean-Louis Gassee

       /s/ STEPHEN C. JOHNSON*
--------------------------------------  Director
          Stephen C. Johnson

         /s/ PHILIP C. KANTZ*
--------------------------------------  Director
           Philip C. Kantz

        /s/ WILLIAM F. ZUENDT*
--------------------------------------  Director
          William F. Zuendt

*By:    /s/ ERIC A. BENHAMOU
      -------------------------
          Eric A. Benhamou
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------
       2.1   Amended and Restated Agreement and Plan of Merger, dated as of February 26, 1997 and as amended as of
               March 14, 1997, by and among 3Com Corporation, T.R. Acquisition Corporation and U.S. Robotics
               Corporation ("USR") (included as Annex A to the Prospectus)*
       2.2   Form of Agreement and Plan of Merger and Reincorporation, dated as of March   , 1997, by and between
               3Com Corporation, and 3Com (Delaware) Corporation (included as Annex H to the Prospectus)*
       3.1   Certificate of Incorporation of 3Com (Delaware) Corporation, a Delaware corporation (included as Annex H to the Prospectus)*
       3.2   Bylaws of 3Com (Delaware) Corporation, a Delaware corporation (included as Annex H to the Prospectus)*
       5.1   Form of Opinion of Gray Cary Ware & Freidenrich, A Professional Corporation*
       8.1   Form of Opinion of Gary Cary Ware & Freidenrich, A Professional Corporation, as to tax matters*
       8.2   Form of Opinion of Mayer Brown & Platt, as to tax matters*
      10.1   3Com Stock Option Agreement, dated as of February 26, 1997, by and between USR and 3Com Corporation
               (included as Annex B to the Prospectus)*
      10.2   USR Stock Option Agreement, dated as of February 26, 1997, by and between USR and 3Com Corporation
               (included as Annex C to the Prospectus)*
      10.3   Form of 3Com Shareholder Voting Agreement*
      10.4   Form of USR Stockholder Voting Agreement*
      10.5   Form of USR Stockholder Agreement*
      10.6   Form of Noncompete Agreement*
      23.1   Consent of Deloitte & Touche LLP*
      23.2   Consent of KPMG Peat Marwick LLP*
      23.3   Consent of Price Waterhouse LLP*
      23.4   Consent of Grant Thornton LLP*
      23.5   Consent of Gray Cary Ware & Freidenrich, A Professional Corporation (included in Exhibit 5.1)*
      23.6   Consent of Goldman, Sachs & Co.
      23.7   Consent of Morgan Stanley & Co. Incorporated
      24.1   Power of Attorney (See page II-3)*
      99.1   Opinion of Goldman, Sachs & Co.
      99.2   Opinion of Morgan Stanley & Co. Incorporated
      99.3   Form of Proxy of Registrant*
      99.4   Form of Proxy of USR*

------------------------

*   Previously filed